Janus Investment Fund

Janus Henderson Short Duration Flexible Bond Fund

Supplement dated November 9, 2021

to Currently Effective Prospectuses

Effective immediately, Janus Henderson Short Duration Flexible Bond Fund’s (the “Fund”) prospectuses are revised as follows:

1.

Under “Additional Investment Strategies and General Portfolio Policies” in the Additional Information about the Funds section of the Fund’s prospectuses, the following information replaces the corresponding information in its entirety:

Other Types of Investments

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:

•	equity securities (such as stocks or any other security representing an ownership interest)

•	other investment companies (such as exchange-traded funds)

•	preferred stocks and securities convertible into common stocks or preferred stocks

•	pass-through securities including commercial and residential mortgage- and asset-backed securities and mortgage dollar rolls

•	zero coupon, pay-in-kind, and step coupon securities

•

various derivative transactions (which could comprise a significant percentage of a Fund’s portfolio) including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

•	equity and fixed-income securities issued in private placement transactions

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson Absolute Return Income Opportunities Fund	Janus Henderson Global Income Managed Volatility Fund
Janus Henderson Adaptive Global Allocation Fund	Janus Henderson High-Yield Fund
Janus Henderson Developed World Bond Fund	Janus Henderson International Managed Volatility Fund
Janus Henderson Dividend & Income Builder Fund	Janus Henderson Mid Cap Value Fund
Janus Henderson Emerging Markets Managed Volatility Fund	Janus Henderson Multi-Sector Income Fund
Janus Henderson Flexible Bond Fund	Janus Henderson Short Duration Flexible Bond Fund
Janus Henderson Global Allocation Fund – Conservative	Janus Henderson Small Cap Value Fund
Janus Henderson Global Allocation Fund – Growth	Janus Henderson Small-Mid Cap Value Fund
Janus Henderson Global Allocation Fund – Moderate	Janus Henderson U.S. Managed Volatility Fund
Janus Henderson Global Bond Fund

(collectively, the “Funds”)

Supplement dated November 9, 2021

to Currently Effective Statements of Additional Information

Effective immediately, the Funds’ statements of additional information are revised as follows:

1.

Under “Investment Strategies and Risks - Commercial Paper” in the Classification, Investment Policies and Restrictions, and Investment Strategies and Risks section of the Funds’ statements of additional information, the following paragraph replaces the corresponding paragraph in its entirety:

Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Each Fund may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade). Risks associated with commercial paper include credit risk and liquidity risk.

2.

Under “Investment Strategies and Risks - Zero Coupon, Step Coupon, and Pay-In-Kind Securities” in the Classification, Investment Policies and Restrictions, and Investment Strategies and Risks section of Janus Henderson Short Duration Flexible Bond Fund’s statement of additional information, the following sentences replace the first sentence of the first paragraph in its entirety:

Within the parameters of its specific investment policies, each Fund, with the exception of the Intech Funds, may invest up to 10% (without limit for Janus Henderson Absolute Return Income Opportunities Fund, Janus Henderson Developed World Bond Fund, Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, and Janus Henderson Short Duration Flexible Bond Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Janus Henderson Short Duration Flexible Bond Fund may normally invest up to 2% of its net assets in pay-in-kind securities.

3.

Under “Investment Strategies and Risks of the Underlying Funds - Zero Coupon, Step Coupon, and Pay-In-Kind Securities” in the Classification, Investment Policies and Restrictions, and Investment Strategies and Risks section of the statement of additional information for Janus Henderson Global Allocation Fund - Conservative, Janus Henderson Global Allocation Fund - Growth, and Janus Henderson Global Allocation Fund - Moderate, the following sentences replace the first sentence of the first paragraph in its entirety:

Within the parameters of its specific investment policies, each underlying fund, with the exception of the Intech Funds, may invest up to 10% (without limit for Janus Henderson Absolute Return Income Opportunities Fund, Janus Henderson Developed World Bond Fund, Janus Henderson Flexible Bond Fund, Janus Henderson Global Bond Fund, Janus Henderson High-Yield Fund, Janus Henderson Multi-Sector Income Fund, and Janus Henderson Short Duration Flexible Bond Fund) of its net assets in zero coupon, step coupon, and pay-in kind securities. Janus Henderson Short Duration Flexible Bond Fund may normally invest up to 2% of its net assets in pay-in-kind securities.

Please retain this Supplement with your records.